UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2008

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2008, Colonial Auto Finance, Inc. (“Colonial”), an Arkansas corporation and a subsidiary of America’s Car-Mart, Inc., a Texas corporation (the “Company”), entered into the Seventh Amendment to Amended and Restated Agented Revolving Credit Agreement (the “Amended ARCA”) with a group of lenders including Bank of Arkansas, N.A., Arvest Bank, First State Bank of Northwest Arkansas, Enterprise Bank & Trust, Citizen’s Bank and Trust Company, and Commerce Bank, N.A.  The Amended ARCA (1) adds Arvest Bank, with a $5 million commitment, and Citizen’s Bank and Trust Company, with a  $7 million commitment, as additional lenders, (2) removes Sovereign Bank, with a $3.5 million commitment, First State Bank, with a $6 million commitment, and Great Southern Bank, with a $5 million commitment, as lenders, (3) increases the commitment from Commerce Bank, N.A. to $12 million from $8 million, (4) establishes an interest rate floor of 4.25% per annum, (5) increases the leverage ratio, as defined in the Amended ARCA, to 2.75 to 1.00 from 2.50 to 1.00, (6) extends the maturity date to April 30, 2010, and (7) permits additional lenders to be added up to an overall total commitment of $50 million, an increase of $10 million.  The Amended ARCA permits total borrowings of up to $41.5 million, an increase of $1.5 million, based upon the level of eligible finance receivables, generally accrues interest at the prime rate of interest less .25% (subject to floor of 4.25%), and is principally collateralized by finance receivables.   The effective date of the Amended ARCA is December 15, 2008.

In addition, on December 12, 2008, America's Car-Mart, Inc., an Arkansas corporation (“ACM”), a subsidiary of the Company, and Texas Car-Mart, Inc., a subsidiary of ACM (“TCM), entered into the Sixth Amendment to Revolving Credit Agreement (“Amended RCA”) with Bank of Oklahoma, N.A.  The Amended RCA extends the maturity date of the Amended RCA to April 30, 2010 and establishes an interest rate floor of 4.25% per annum.  The effective date of the Amended RCA is December 15, 2008.

In connection with the Amended ARCA and Amended RCA, Colonial, ACM and TCM issued various promissory notes to the lenders in an aggregate amount of $51.5 million.  The combined total for the Company’s revolving lines of credit and term loan is $61.5 million.

The descriptions above are summaries and are qualified in their entirety by the agreements and promissory notes, which are filed as exhibits to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

4.1
Seventh Amendment to Amended and Restated Agented Revolving Credit Agreement, dated December 15, 2008, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Arvest Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Citizen’s Bank and Trust Company, and Commerce Bank, N.A.

4.2	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Bank of Arkansas, N.A., as lender.

4.3	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Commerce Bank, N.A., as lender.

4.4	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Enterprise Bank and Trust, as lender.

4.5	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and First State Bank of Northwest Arkansas, as lender.

4.6	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Arvest Bank, as lender.

4.7	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Citizens Bank and Trust Company, as lender.

4.8
Sixth Amendment to Revolving Credit Agreement, dated December 15, 2008, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Oklahoma, N.A., as lender.

4.9	Promissory Note dated December 15, 2008 among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Oklahoma, N.A., as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: December 12, 2008	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

4.1
Seventh Amendment to Amended and Restated Agented Revolving Credit Agreement, dated December 15, 2008, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Arvest Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Citizen’s Bank and Trust Company, and Commerce Bank, N.A.

4.2	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Bank of Arkansas, N.A., as lender.

4.3	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Commerce Bank, N.A., as lender.

4.4	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Enterprise Bank and Trust, as lender.

4.5	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and First State Bank of Northwest Arkansas, as lender.

4.6	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Arvest Bank, as lender.

4.7	Promissory Note dated December 15, 2008 among Colonial Auto Finance, Inc. and Citizens Bank and Trust Company, as lender.

4.8
Sixth Amendment to Revolving Credit Agreement, dated December 15, 2008, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Oklahoma, N.A., as lender.

4.8	Promissory Note dated December 15, 2008 among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Oklahoma, N.A., as lender.